SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 11, 2000


                               PIVOTAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                            British Columbia, Canada
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                 (State or Other Jurisdiction of Incorporation)



      000-26867                                          Not Applicable
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                            300 - 224 West Esplanade
                      North Vancouver, B.C., Canada V7M 3M6
              ----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code  (604) 988-9982




                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)







                              Page 1 of 4 Pages
                             Exhibit Index on Page 4

Item 2.  Acquisition or Disposition of Assets

     Pursuant to a Share Purchase Agreement (the "Share Purchase Agreement") by and between Pivotal Corporation ("Pivotal") and Pierre Marcel, Marc Bahda and Bernard Wach (the "Principal Sellers") and Other Shareholders of Transitif S.A. (together with the Principal Sellers, the "Sellers"), dated December 3, 1999, Pivotal acquired all of the issued shares (the "Shares") of Transitif S.A., a French corporation that distributes ebusiness relationship management solutions ("Transitif"). Transitif has deployed, and after the acquisition will continue to deploy, Pivotal solutions through its network of systems integrators across France.

     The purchase price for the acquisition consists of (i) a payment to the Sellers by Pivotal of 7,300,000 French Francs (approximately U.S.$1,111,100), which was paid in two equal parts on December 8, 1999 and January 5, 2000, and
(ii) future earn-out payments to the Principal Sellers by Pivotal based on the net after-tax earnings of Transitif and license revenues received by Transitif from the sale of licenses for Pivotal products during the period between November 1, 1999 and June 30, 2002, as described in more detail in the Share Purchase Agreement. The source of funds for the payment of 7,300,000 French Francs was existing cash and equivalents. All earn-out payments are payable one-half in cash and one-half by the transfer or issuance of Pivotal common shares. Pivotal may elect to pay all or any portion of any earn-out payment in cash.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     2.1 Share Purchase Agreement by and between Pivotal Corporation and Pierre Marcel, Marc Bahda, Bernard Wach and Other Shareholders of Transitif S.A., dated December 3, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PIVOTAL CORPORATION



Date:  January 24, 2000                 By  /s/ VINCENT D. MIFSUD
                                            -----------------------------------
                                            Vincent D. Mifsud
                                            Chief Financial Officer and
                                              Vice President, Operations

                                  Exhibit Index

Exhibit
Number        Exhibit                                                   Page
------        -------                                                   ----

2.1           Share Purchase Agreement by and between Pivotal
              Corporation and Pierre Marcel, Marc Bahda,
              Bernard Wach and Other Shareholders of
              Transitif S.A., dated December 3, 1999



















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